UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2024

BRAND ENGAGEMENT NETWORK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40130	98-1574798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

145 E. Snow King Ave

PO Box 1045

Jackson, WY 32001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (307) 699-9371

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BNAI	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	BNAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Employment Agreement

Effective June 28, 2024, Brand Engagement Network Inc., a Delaware corporation (the “Company”) entered into a Second Amendment to that certain Employment Agreement, dated March 14, 2024 by and between the Company and Michael Zacharski (the “Employment Agreement Amendment”).

The Employment Agreement Amendment amends the terms of the cash bonus Mr. Zacharski was entitled to receive upon the successful closing of the Company’s initial business combination to provide that Mr. Zacharski is entitled to receive a vested bonus equal to $500,000 (the “Merger Bonus”) with (i) 50% of the Merger Bonus payable in the form of the number of fully-vested restricted shares of the Company’s common stock, par value $0.0001 (the “Common Stock”), with the $250,000 value calculated using a trailing 5-trading day average of the price of the Company’s Common Stock ending on, and including, the date of grant, and, which shall not be subject to either forfeiture or a Restriction Period (as defined in the Brand Engagement Network, Inc. 2023 Long-Term Incentive Plan) and (ii) the remaining 50% of the Merger Bonus is payable in cash to Mr. Zacharski by September 30, 2024 or upon the completion of an acquisition by the Company, whichever is earlier, but in no event later than December 31, 2024, and in each case, less any required withholding or taxes. Mr. Zacharski has satisfied all conditions necessary to receive the Merger Bonus.

In addition, the Employment Agreement Amendment modifies Mr. Zacharski’s professional duties, effective June 24, 2024, such that Mr. Zacharski will serve as the Company’s Co-Chief Executive Officer with responsibilities, duties and authority limited solely to providing strategic advice to the Company related to potential acquisitions and related transactions, reporting directly to the Board of Directors of the Company. Except as set forth in the Employment Agreement Amendment, the Employment Agreement is unaffected and shall continue in full force and effect in accordance with its terms.

Amendment to Stock Option Agreement

Effective June 28, 2024, the Company entered into an amendment to that certain Option Agreement, dated March 15, 2023, by and between the Company and Michael Zacharski, to extend Mr. Zacharski’s option exercise period until the end of its maximum ten-year term, March 15, 2033 (the “Option Agreement Amendment”). Unless properly terminated for Cause (as defined therein), the expiration of Mr. Zacharski’s option shall not be accelerated from March 15, 2033 for any other reason including, but not limited to, termination of Mr. Zacharski’s employment for any reason (other than for Cause).

The foregoing description of the Employment Agreement Amendment and the Option Agreement Amendment are not complete and are qualified in their entirety by reference to the Employment Agreement Amendment and Option Agreement Amendment, a copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this Report and is incorporated by reference herein.

8.01 Other Events

Debt Conversion Agreement

Effective June 30, 2024, the Company entered into a Debt Conversion Agreement (the “Debt Conversion Agreement”) with October 3rd Holdings, LLC (“October 3rd”), pursuant to which the Company agreed to issue 93,333 shares of Common Stock at a value of $4.50 per share to October 3rd in exchange for the conversion of certain outstanding indebtedness owed by a subsidiary of the Company to October 3rd in the amount of $420,000.

The Securities were offered and sold in reliance on the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act.

Securities Purchase Agreement

On July 1 2024, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the purchaser on the signature page thereto (the “Purchaser”), pursuant to which the Company will issue and sell to the Purchaser an aggregate of 120,000 shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”) at a price per share of $2.50 (the “Shares”) and an aggregate of 240,000 warrants to purchase Common Stock, which shall be divided into two tranches consisting of (i) 120,000 Warrants immediately exercisable for a term of one year from (the “One-Year Warrants”) and (ii) 120,000 Warrants immediately exercisable for a term of five years (the “Five-Year Warrants,” together with the One-Year Warrants, the “Warrants” and such shares underlying the Warrants, the “Warrant Shares” and together with the Shares and the Warrants, the “Securities”)), each with an exercise price of $2.50 per share, subject to customary adjustments, for an aggregate purchase price of $300,000 (collectively, the “Financing”). The Warrants are currently exercisable for 240,000 Warrant Shares.

The Securities were offered and sold in reliance on the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act.

The foregoing summaries of the Purchase Agreement and the Debt Conversion Agreement are not complete and are qualified in their entirety by reference to the full text of the form of the Purchase Agreement and the Debt Conversion Agreement attached hereto as Exhibits 10.3 and 10.4, respectively, to this Report and is incorporated by reference herein.

Item 9.01 Exhibits and Financial Statements.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Second Amendment to Employment Agreement, by and between Brand Engagement Network Inc. and Michael Zacharski, dated June 28, 2024.
10.2	First Amendment to Option Agreement, by and between Brand Engagement Network Inc. and Michael Zacharski, dated June 28, 2024.
10.3	Debt Conversion Agreement, effective June 30, 2024, by and between the Company and October 3rd Holdings, LLC.
10.4	Securities Purchase Agreement, dated July 1, 2024, by and between the Company and that certain purchaser identified on the signature page thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAND ENGAGEMENT NETWORK INC.

By:	/s/ Paul Chang
Name:	Paul Chang
Title:	Co-Chief Executive Officer

Dated:	July 5, 2024